Exhibit 10.2

                              COMMUNITY FIRST BANK
                            INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT ("AGREEMENT"), MADE AND ENTERED INTO THIS 9th DAY OF MAY, 1990, BY AND BETWEEN COMMUNITY FIRST BANK, (HEREINAFTER REFERRED TO AS THE "BANK"), AND FREDERICK D. SHEPHERD, JR., (HEREINAFTER REFERRED TO AS THE "OPTIONEE"):

                              W I T N E S S E T H:

         WHEREAS, the Bank has adopted the 1989 Incentive Stock Option Plan (hereinafter referred to as the "Plan") in order that selected officers and key employees of the Bank may acquire a proprietary interest in the Bank upon favorable terms; and

         WHEREAS, the Stock Option Committee of the Board of Directors (the "Committee") has selected Optionee to participate in the Plan, and desires to grant to Optionee an option to purchase shares of the Common Stock of the Bank;

         NOW, THEREFORE, for and in consideration of the mutual promises, agreements, and covenants hereinafter set forth and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  GRANT OF OPTION

         Subject to the terms and conditions of the Plan and of this Agreement, the Bank hereby irrevocably grants to Optionee the right and option (hereinafter referred to as the "Option") to purchase 25,000 shares of the $5.00 par value Common Stock of the Bank, subject to reduction and exercisable only in accordance with paragraph 4 of this Agreement.

2.  DATE OF OPTION

         The Option hereby granted to Optionee shall be effective as of the date of this Agreement.

3.  OPTION PRICE

         The purchase price of each share of Common Stock upon exercise of this Option shall be $10.00, which price represents the fair market value of each share of Common Stock of the Bank as of the date of this Agreement. If Optionee is a Ten Percent Owner as defined in the Plan, then the purchase price represents 110% of the fair market value of each share.

4.  EXERCISE OF OPTION

         The Option hereby granted to Optionee shall be exercisable as follows:

          (a) Optionee may exercise options for 10,000 of the 25,000 shares for the first time beginning on the date of this Agreement;

          (b) Optionee may exercise options for an additional 10,000 of the 25,000 shares for the first time beginning on the date of the first anniversary of this Agreement; and

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          (c)  Optionee  may  exercise  options for the  remaining  5,000 of the
     25,000 shares for the first time beginning on the date of the second anniversary of this Agreement.

         The South Carolina State Board of Financial Institutions requires that the option granted to Optionee hereunder must be exercised in full prior to the expiration of the sixth year after the date of grant or the aggregate number of shares with respect to which this option may be exercised will thereafter be reduced as follows:

          (a) Optionee may not exercise options with respect to more than 20,000 shares during the period beginning on the date of the sixth anniversary of this Agreement and ending on the day before the date of the seventh anniversary of this Agreement;

          (b) Optionee may not exercise options with respect to more than 15,000 shares during the period beginning on the date of the seventh anniversary of this Agreement and ending on the day before the date of the eighth anniversary of this Agreement;

          (c) Optionee may not exercise options with respect to more than 10,000 shares during the period beginning on the date of the eighth anniversary of this Agreement and ending on the day before the date of the ninth anniversary of this Agreement.

         This Option shall terminate ten (10) years after the date of this Agreement; provided, however, (a) that no partial exercise of the Option may be for less than one hundred (100) shares of the number of remaining shares subject to option hereunder, and (b) that the Option shall not be exercisable prior to approval of the Plan by the shareholders of the Bank.

5.  MANNER OF EXERCISE

         The person entitled to exercise the Option may do so by delivering notice of exercise in a form approved by the Bank, addressed and mailed, certified mail, post prepaid, to the Bank at its principal office, to the attention of its cashier. Such notice shall specify the number of shares to be purchased, the purchase price of each share, and the aggregate purchase price for all shares being purchased under said notice. Such notice shall be signed by such person and shall be accompanied by payment in full for such aggregate purchase price. The Bank, in the event of exercise by a person other than Optionee, may require proof of the right of such person to exercise the Option.

         Upon receipt of the aforementioned notice to purchase, the Bank shall cause to be issued to the person entitled to purchase the shares subject to Option under this Agreement stock certificates for the number of shares of the Bank's Common Stock, fully paid and nonassessable, specified in such notice. Until such issuance, the Purchaser shall have no rights as a shareholder of the Bank with respect to the unissued shares.

6.  PERSON WHO MAY EXERCISE OPTION

         During the lifetime of Optionee, the Option shall be exercisable only by Optionee. Upon his or her death or legal incapacity, the Option may be exercised by the Optionee's legal representative, or by a person who acquired the right to exercise such Option by bequest or inheritance, or by reason of the death of Optionee.

7.  EARLIER TERMINATION OF OPTION

         As used herein, "Termination Date" is the date Optionee ceases to be an employee of the Bank or one of its Subsidiaries.

         Notwithstanding the provisions of paragraph 4 hereof, this Option, to the extent that it is exercisable on the Termination Date, shall terminate on the date on which the Optionee ceases to be an employee of the Bank or of one of its Subsidiaries for any other reason other than disability or retirement. This Option, to the extent that it is

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exercisable  on the  Termination  Date,  shall  terminate upon the expiration of ninety (90) days after the date on which the Optionee ceases to be an employee of the Bank or of one of its Subsidiaries for reasons of disability or retirement. The Option granted herein may be exercised by Optionee's legal representative, appointed by reason of the death of Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance, or by reason of the death of Optionee, within twelve (12) months after Optionee's death; and, further provided, that in no event shall the Option be exercisable after ten (10) years from the date of this Agreement.

8.  TRANSFERABILITY OF OPTION

         This Agreement and all option rights hereunder shall be nontransferable and nonassignable by Optionee or by any other person entitled hereunder to exercise said Option; provided, however, that upon the death of Optionee the same shall be transferable by testamentary instrument or, in the event that he or she shall die intestate, the same may pass by the laws of descent and distribution of the applicable jurisdiction.

9.  ADJUSTMENT OF OPTIONED SHARES

         In the event that, after the date of this Agreement, the outstanding shares of the Common Stock of the Bank shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Bank, or of another corporation or association, as a result of a reorganization, merger, consolidation, recapitalization, stock split, combination of shares, or stock split-up effected in the form of a stock dividend (but not a true stock dividend as determined in accordance with generally accepted accounting principles), the Committee shall make proportionate adjustment in the number or kind of shares (to the nearest possible full share) that shall be subject to Option hereunder or price per share thereof, or both, in order to preserve Optionee's proportionate interest, or in order to maintain unchanged the aggregate option price, or both, and such adjustment shall be effective and binding upon the Bank and Optionee.

10.  INCORPORATION OF PLAN PROVISIONS

         This Agreement shall be subject to the provisions of the Plan. All provisions of the Plan are hereby incorporated into this Agreement by reference. All terms used herein shall be as defined in the Plan.

11.  HEIRS AND SUCCESSORS

          This Agreement and all terms and conditions hereof shall be binding upon the parties hereto, and their successors, heirs, legal representatives, and legatees.

         IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its President and its corporate seal to be hereto affixed and attested by its Cashier; and Optionee has executed this Agreement under his or her seal, all as of the date and year first above written.

                              [SIGNATURES OMITTED]

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